SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                  March 6, 2006

                            BASELINE OIL & GAS CORP.
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             (Exact Name of Registrant as Specified in its Charter)

   Nevada                            333-116890                      30-0226902
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  State of                           Commission                     IRS Employer
Incorporation                       File Number                     I.D. Number

                   20022 Creek Farm, San Antonio, Texas 78259
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                     Address of principal executive offices

                  Registrant's telephone number: (210) 481-5177

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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 OTHER EVENTS.

      On March 6, 2006, New Albany-Indiana, LLC, a Delaware limited liability company of which we own a 50% non-manager membership interest ("New Albany"), acquired an undivided 45% working interest (37.125% net revenue interest) in certain oil, gas and mineral leases covering 21,065 acres of prospective New Albany Shale acreage in Knox and Sullivan Counties, Indiana. New Albany acquired its 45% working interest from Source Rock Resources, Inc., for a total consideration of $736,476 (of which we paid half). New Albany is a joint venture formed by us, Rex Energy Operating Corp. ("Rex Energy") and certain affiliates of Rex Energy, for the purpose of acquiring working interests in certain leasehold interests located in the New Albany shale area, within the Illinois Basin in Indiana.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 7, 2006

                                              BASELINE OIL & GAS CORP.


                                              By: /s/ Carey G. Birmingham
                                                  ------------------------------
                                                  Carey G. Birmingham, President


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